NASDAQ: NTLS Investor Presentation June 2014 Exhibit 99.1

Presentation of Financial and Other Important Information
USE OF NON-GAAP FINANCIAL MEASURES
Included in this presentation are certain non-GAAP financial measures that are not determined in accordance with US generally accepted accounting principles (“GAAP”). These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effects of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with US generally accepted accounting principles. These financial performance measures are commonly used in the industry and are presented because NTELOS believes they provide relevant and useful information to investors. NTELOS utilizes these financial performance measures to assess its ability to meet future capital expenditure and working capital requirements, to incur indebtedness if necessary, and to fund continued growth. NTELOS also uses these financial performance measures to evaluate the performance of its business, for budget planning purposes and as factors in its employee compensation programs. Adjusted EBITDA is defined as net income attributable to NTELOS Holdings Corp. before interest, income taxes, depreciation and amortization, accretion of asset retirement obligations, deferred SNA revenue, gain/loss on derivatives, net income attributable to non-controlling interests, other expenses/income, equity based compensation charges, business separation charges, gain/loss on sale of assets, secondary offering costs and net loss from discontinued
operations and costs related to the separation of the wireless and wireline companies.
SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
Any statements contained in this presentation that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements and should be evaluated as such. The words “anticipates,” “believes,” “expects,” “intends,” “plans,” “estimates,”
“targets,” “projects,” “should,” “may,” “will” and similar words and expressions are intended to identify forward-looking statements. Such forward-looking statements reflect, among other things, our current expectations, plans and strategies, and anticipated financial results, all of which are subject to known and unknown risks, uncertainties and factors that may cause our actual results to differ materially from those expressed or implied by these forward-looking statements. Many of these risks are beyond our ability to control or predict. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Furthermore, forward-looking statements speak only as of the date they are made. We do not undertake any obligation to update or review any forward-looking information, whether as a result of new information, future events or otherwise. Important factors with respect to any such forward-looking statements, including certain risks and uncertainties that could cause actual results to differ from those contained in the forward-looking statements, include, but are not limited to: our ability to attract and retain retail subscribers to our services; our dependence on our strategic relationship with Sprint Corporation (“Sprint”); a potential increase in roaming rates and wireless handset subsidy costs; rapid development and intense competition in the telecommunications industry; our ability to finance, design, construct and realize the benefits of any planned network technology upgrade; our ability to acquire or gain access to additional spectrum; the potential to experience a high rate of customer turnover;
the potential for competitors to build networks in our markets; cash and capital requirements; operating and financial restrictions imposed by our credit agreement; adverse economic conditions; federal and state regulatory fees, requirements and developments; loss of ability to use our current cell sites; our continued reliance on indirect channels of retail distribution; our reliance on certain suppliers and vendors; and other unforeseen difficulties that may occur. These risks and uncertainties are not intended to represent a complete list of all risks and uncertainties inherent in our business, and should be read in conjunction with the more detailed cautionary statements and risk factors included in our SEC filings, including our most recent Annual Report filed on Form 10-K.

Leading “pure-play” publicly traded regional wireless carrier
8.0 million operational market POPs ; 6.0 million covered POPs;
468,000 subscribers
Exclusive wholesale network provider for Sprint in WV and
Western Va. through 2022
Branded retail business and wholesale business with significant recurring revenue
Company Overview

About nTelos
Headquarters Waynesboro, Va.
Ticker NTLS
Exchange NASDAQ
Price $12.81
Market Cap $278 million
Shares 21.7 million
52 Week Range $11.20 – $23.03
1
9.0 million licensed POPs
As of June 9, 2014

STRATEGIC NETWORK ASSETS
Ntelos Licensed Service Area
Ntelos Covered Network
Sprint Wholesale Markets

nTelos Network
Operational Footprint
Operational
POPs
8.0 million
Covered
POPs
6.0 million
MHz POPs
nTelos: 186.9M PCS
62.4M 2.5 GHz
Sprint: 69.4M PCS
20.3M 800 MHz
Total Cell
Sites
1,444
Spectrum
nTelos: AWS / PCS /
2.5 GHz
Sprint: 800 MHz /
PCS / 2.5 GHz

34%
468,000
66%

$90.0
$80.0
$70.0
$60.0
4Q 2011
1Q 2012
2Q 2012
3Q 2012
4Q 2012
1Q 2013
2Q 2013
3Q 2013
4Q 2013
1Q 2014

Retail
Subscriber Base
Prepay
Retail subscriber base
comprised of two-thirds
postpay, one-third prepay
Postpay
Revenue
Retail revenues of $81.4
million in 1Q 14, or 67% of
total revenues
Platform
130 branded retail locations
705 total points of distribution
Robust retail lineup including
iPhone, Samsung Galaxy, and
Moto X
nTelos operates the postpay
business under NTELOS
brand and prepay under the
FRAWG brand

Wholesale Revenues
$200
$160
$120
$80
$40
$0
$118
$145
$169
$175
2010
2011
2012
2013'

Wholesale
nTelos provides wholesale services to
other wireless carriers. The primary
source of wholesale revenues comes from
the Strategic Network Alliance (SNA) with
Sprint.
Wholesale Business
SNA covers 2.1 mm
covered POPs in West
Virginia and western
Virginia; 853
cell sites
SNA revenue accounted
for 97%
of wholesale
revenues in 1Q14
Wholesale and other
revenue accounted for
34% of total revenues in
1Q14
1
Includes $9.0 million from September 2013 SNA Settlement with Sprint

Unique retail / wholesale business model
One of the few remaining “pure-play” regional wireless carriers
Value Drivers

Strategic set of assets – network, spectrum portfolio, retail subscriber base, rural and top 40 US wireless markets
Actively investing in network and strategy to drive next phase of growth
Long term strategic relationship with Sprint – provides platform for stability, growth and increased optionality

Expand wholesale relationships
Partnerships
Investments – Strategic Assets
Executing on wholesale / retail strategy
NTELOS Strategy – Catalyst for Growth

Long term value creation and
cash flow generation
Improved strategic optionality
for all stakeholders
Sprint extension and expansion
Further collaboration with Sprint
DISH
Other opportunities
Improve retail margins to create value
Market and revenue share growth
Greater efficiencies
Focus on customer experience
Network
Devices
Differentiated value proposition
Sprint
Dish
Owned Spectrum
4G LTE Network
Recurring revenue
468,000 subscribers
1 2

Expand wholesale relationships
Partnerships
Investments – Strategic Assets
Executing on wholesale / retail strategy
NTELOS Strategy – Catalyst for Growth

Long term value creation and
cash flow generation
Sprint extension and expansion
Further collaboration with Sprint
DISH
Other opportunities
Improve retail margins to create value
Market and revenue share growth
Greater efficiencies
Focus on customer experience
Network
Devices
Differentiated value proposition
Sprint
Dish
Owned Spectrum
4G LTE Network
Recurring revenue
468,000 subscribers
1 2
Improved strategic optionality
for all stakeholders

480,000
460,000
440,000
420,000
400,000
13% growth since 4Q11
414,500
439,600
464,600
468,000
YE 2011
YE 2012
YE 2013
March 31, 2014
nTelos
iPhone
nTelos
Sprint
4G LTE

Retail Subscriber Growth

Addition of iconic device
Wholesale uncertainty
Platform for retail growth
Brand and retail revitalization
Source: UBS (US Wireless 411, May 20, 2014)
nTelos is the only regional wireless carrier to grow subscriber base since end of 2011
Retail acceleration

WIRELESS FOR THE PEOPLE
nTelos wireless

nControl™

pay for what you want and nothing you don't

STEP 1
$20
DATA CARD
$25
HANDSET
$35
SMARTPHONE
Choose your device(s).
STEP 2
$20
1 GB
$30
2 GB
$60
UNLIMITED
Choose your data.
STEP 3
$0
NO MINUTES
$5
500 MINUTES
$10
UNLIMITED
Choose your minutes

nTelos

Retail Growth Drivers Going Forward nControl 4G LTE service expansion Device financing program (EIP) Competitive handset lineup Savings, Simplicity and Service 11

Partnerships
Investments – Strategic Assets
Executing on wholesale / retail strategy
NTELOS Strategy – Catalyst for Growth

Long term value creation and
cash flow generation
Improve retail margins to create value
Market and revenue share growth
Greater efficiencies
Focus on customer experience
Network
Devices
Differentiated value proposition
Sprint
Dish
Owned Spectrum
4G LTE Network
Recurring revenue
468,000 subscribers
1 2
Improved strategic optionality
for all stakeholders
Expand wholesale relationships
Sprint extension and expansion
Further collaboration with Sprint
DISH
Other opportunities

Sprint Agreement – Platform For Growth

Terms Previous SNA Amended SNA (May 22, 2014)
Expiration July 31, 2015 December 31, 2022
Coverage Area
• 2.1 mm covered POPs in West Virginia and western
Virginia
• 853 cell sites
• 36,800 square miles
• 2.1 mm covered POPs in West Virginia and western
Virginia
• 853 cell sites
• 36,800 square miles
Network 2G/3G 2G/3G/4G LTE / future feature upgrades
Spectrum 1.9 PCS (nTelos) 800/1.9/2.5 (nTelos & Sprint)
Anticipated 4G LTE
Buildout Timeline
N/A Expect to be completed no later than May 2017
Nationwide Roaming 2G/3G 2G/3G/4G LTE
Exclusivity
• Exclusive wholesale provider in SNA territory
• Can sign wholesale agreements with other carriers
• Exclusive wholesale provider in SNA territory
• Can sign wholesale agreements with other carriers
Equipment Vendor
Relationships
None Leverage Sprint’s device and equipment relationships
Incremental
Investment
Agreed to build 3G EVDO network Agreed to build 4G LTE network ($150mm - $175mm)

Offers nTelos and Sprint customers most robust LTE experience in SNA territory
Solidifies Sprint relationship for nine years and allows for additional collaboration
Extended Agreement – Beneficial Impact
Contributes significant and recurring wholesale revenues to nTelos
Leverages Sprint’s spectrum holdings and vendor relationships
Provides nTelos with platform for additional wholesale business opportunities

Attracts high-value customers to utilize network
Supports customer value by delivering Savings, Simplicity and Service

NTELOS Strategy – Catalyst for Growth

Long term value creation and
cash flow generation
Improve retail margins to create value
Market and revenue share growth
Greater efficiencies
Focus on customer experience
Network
Devices
Differentiated value proposition
1 2
Partnerships
Investments – Strategic Assets
Executing on wholesale / retail strategy
Sprint
Dish
Owned Spectrum
4G LTE Network
Recurring revenue
468,000 subscribers
Expand wholesale relationships
Sprint extension and expansion
Further collaboration with Sprint
DISH
Other opportunities
Improved strategic optionality
for all stakeholders

Evolution of nTelos 16

Financial Overview

Retail
Sprint, Wholesale & Other
($mm)
$500
$400
$300
$200
$100
$0
$407
$423
$454
$492
$118
$145
$169
$175
$289
$278
$285
$317
2010
2011
2012
2013 1

($mm)
$160
$140
$120
$100
$80
$60
$40
$20
$0
$142
$143
$135
$151
2010
2011
2012
2013 1

Historical Financial Overview 18 Revenue Adjusted EBITDA 1 Includes $9.0 million of revenues and $9.6 million of EBITDA related to September 2013 SNA Settlement with Sprint .

Maintenance, IT & Other
Capacity
Growth
Technology Upgrade
CapEx ($mm)
Revenues ($mm)
$100
$75
$50
$25
$0
$500
$475
$450
$425
$400
$375
$350
$85
$97
$71
$52
$58
$72
$81
2007
2008
2009
2010
2011
2012
2013

Capital Expenditure 19 CapEx vs. Revenues Note: Excludes wireline revenue generated and capex incurred prior to October 2011 business separation

Capitalization Overview 20 ($ in millions) March 31, 2014 Cash, unrestricted $121.0 Total Debt $528.9 Net Debt $407.9 LTM Adjusted EBITDA $147.4 Secured Term Loan $528.0 Net Debt Leverage 2.8x

Business Outlook

($ in millions) 2014 (Old) 2014 (New) 2015E
SNA Adjusted Revenue
(1)
~ $160 $150-$154 5% - 10%
Incremental SNA LTE CapEx
(2)
N/A $25 $50-$60
Adjusted EBITDA
(1)
$140-$150 $128-$135 Flat
Total CapEx $85-$95 $110-$120 $110-$125
1 SNA Adjusted Revenue and Adjusted EBITDA are adjusted for the impact of recognizing a portion of the billed SNA contract revenues on a straight line basis. The deferred SNA contract revenue for 2014 and 2015 is expected to be $8.2 million and $11.0 million, respectively.
2 Remaining $75.0 million to $90.0 million of Incremental SNA LTE CapEx spend in 2016-2017.
Note:  FY 2014 (New) Adjusted EBITDA and Total CapEx ranges as of May 22, 2014.
Cash (3/31/14) $121

Appendix

Adjusted EBITDA Reconciliation
NTELOS Holdings Corp.
Reconciliation of Net Income Attributable to NTELOS Holdings Corp. to Adjusted EBITDA
Year Ended:
(In thousands)
2013 2012 2011 2010
Net Income Attributable to NTELOS Holdings Corp. 24,678 $                     18,387 $                     (23,715) $                  44,808 $
Net income attributable to noncontrolling interests 2,061                         1,941                         (1,769)                        (1,417)
Net Income 26,739                       20,328                       (21,946)                      46,225
Discontinued operations, net -                             -                             (45,386)                      16,882
Income from continuing operations 26,739                       20,328                       23,440                       29,343
Interest expense 29,743                       22,944                       23,380                       24,728
Loss (gain) on derivatives -                             -                             264                            147
Income taxes 18,544                       12,676                       16,363                       20,251
Corporate financing fees -                             -                             1,567                         -
Other expense (income), net 810                            7,194                         1,240                         413
Operating income 75,836                       63,142                       66,254                       74,882
Depreciation and amortization     72,944                       63,258                       63,083                       58,016
Gain on sale of intangible assets (4,442)                        -                             -                            -
Accretion of asset retirement obligations 622                            637                            658                            770
Equity-based compensation 5,553                         6,029                         6,072                         5,270
Acquisition related charges -                             -                             -                            2,815
Business separation and advisory charges 375                            1,660                         6,997                         352
Adjusted EBITDA
150,888 $                  134,726 $                  143,064 $                  142,105 $
1
  Charges for legal and consulting services in connection with the separation of the Company's wireless and wireline operations in 2011.
2
  Charges for advisory fees for secondary offering in 2013.
2
1  1
1